UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 30, 2015

SCRIPSAMERICA, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-54550	26-2598594
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

Corporate Office Centre Tysons II, 1650 Tysons Boulevard, Suite 1580, Tysons Corner Va	22102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 957-7622

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.       Change in Registrant's Certifying Accountant

On July 30, 2015, upon the recommendation of the Audit Committee of the Board of Directors (the “Board) of ScripsAmerica, Inc., a Delaware corporation (the “Company”), the Board approved the engagement of KMJ Corbin & Company LLP (“KMJ”) as the Company’s independent registered public accounting firm effective immediately, and dismissed Friedman LLP (“Friedman”) as the Company's independent registered public accounting firm.

Friedman’s reports on our consolidated financial statements as of December 31, 2013 and 2012, and for the years then ended, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, although our report for the year ended December 31, 2013 contained an explanatory paragraph relating to our ability to continue as a going concern.

During the two years ended December 31, 2013, and 2012, and through the date of their dismissal, there were (i) no disagreements (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Friedman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Friedman’s satisfaction, would have caused Friedman to make reference thereto in their reports on the financial statements for such years, and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K. However, Friedman identified material weaknesses in our financial reporting process related to our inadequate finance and accounting resources and ineffective management review over financial reporting.

The Company provided Friedman with a copy of the disclosures it is making in this Current Report on Form 8-K and requested that Friedman furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made herein. A copy of Friedman’s letter dated July 31, 2015, is filed as Exhibit 16.1 hereto.

During the years ended December 31, 2013 and 2012, and the subsequent interim period through July 30, 2015, neither the Company nor anyone acting on its behalf has consulted with KMJ regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements or the effectiveness of internal control over financial reporting, and neither a written report or oral advice was provided to the Company that KMJ concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01.       Financial Statements and Exhibits

(d)       Exhibits

Exhibit Number	Description
16.1	Letter of Friedman LLP dated July 31, 2015

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ScripsAmerica, Inc

Date: July 31, 2015	By: /s/ Brian Ettinger
Name: Brian Ettinger
Chief Executive Officer

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